NV Energy, Inc. At EEI Fall Financial Conference November 2010

Safe Harbor Statement This presentation may contain forward-looking statements regarding the future performance of NV Energy and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. Cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Nevada Power Company and Sierra Pacific Power Company are contained in their Quarterly Reports on Form 10-Q for the periods ending March 31, 2010, June 30, 2010, and September 30, 2010 and Annual Reports on Form 10-K for the year ended December 31, 2009 filed with the SEC. NV Energy, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. IR Contact: Britta Carlson Manager, Investor and Shareholder Relations (702) 402-5624 bcarlson@nvenergy.com 2

Serves 2.4 million Nevadans and 40 million tourists annually 54,500-square-mile territory 4,045 line miles of transmission 7,215 MW consolidated peak in 2010 5,581 MW summer generation capacity Self generation capacity (2010 peak) NVE-S 71 % NVE-N 98 % NV Energy at a Glance 3

Continue to implement our three-part strategy Provide customers with clean, safe, reliable energy at predictable prices Strong customer and regulatory focus Manage investments, capital formation, and energy risk in the context of the current economy Improve the environment while reducing customers' energy bills through conservation and energy efficiency Our Key Goals Drive Value 4

NV Energy's Three-Part Energy Supply Strategy Increasing Energy Efficiency and Conservation Expanding Renewable Energy Initiatives and Investments Add New Efficient Power Plants and Transmission Lines Meeting the Energy Needs of Nevada 5

Energy Efficiency and Conservation Investments $110 million approved for investment in 2010 - 2012 Investments count up to 25% of the Portfolio Standard Rulemaking on Energy Efficiency and Conservation Approved Recover both the costs and financial disincentives related to energy efficiency and conservation programs NV Energize $139 million American Recovery & Reinvestment Act grant Approximately $300 million total project cost 1.45 million smart meters by 2012 Improve management of energy resources statewide Customers will have an active role in managing their energy use Reduce operating costs Increasing Energy Efficiency and Conservation 6

Portfolio Standard based on kWh sales 12% in 2009 - 2010 25% by 2025 Announced renewable investments 200 MW China Mountain Wind Project 6 MW Waste Heat Recovery on the Kern River Pipeline 1,240 MWs of renewable energy under contract 7 new PPAs approved in IRP for more than 440 MWs Expanding Renewable Energy Initiatives and Investments 7 We are Balancing Investment Opportunities with Risk

2,423 MWs owned on 1/1/06 5,581 MWs owned on 12/31/09 More than 6,000 MWs owned by Summer 2011 Harry Allen Combined Cycle, mid 2011 in-service date One Nevada Transmission Line (ON Line) in-service in late 2012 JV with Great Basin Transmission, LLC Approximately $500 million total cost; $127 million is NVE's ownership portion Increase system reliability, sharing of generation resources, key for renewable energy development Additional transmission projects will follow 8

Our Investments Drive More $s per kWh to the Bottom Line The revenues on which we earn a return has steadily increased through investments in company owned generation 9

Our Investments Increase Self Sufficiency While Reducing the MWh Cost to Customers 10

Our Capital Expenditures Outlook Reflect the Current Needs of Nevada Based upon Integrated Resource Plan (IRP) approved projects and forecasted base capital expenditures Numbers exclude AFUDC Source: 2009 Form 10-K, 2010 Earnings Calls, NVE-S's Feb. 2010 IRP final order, and NVE-S Energy Supply Plan 11

NV Energy's Load Forecast 12 Our load is expected to remain flat over the next few years

Rate Base Additions Increase NVE's Earnings Trajectory (Figures in millions) NVE-S (2009 GRC approved Regulatory Rate Base)(1) $ 4,681 Net Plant in service added since 2009 NVE-S GRC(2) ~ $ 500 Harry Allen (CapX + AFUDC - CWIP added in last GRC)(3) ~ $ 610 Less Deferred Taxes (4) ~ $ 118 NVE-N (2010 pending GRC Electric & Gas Rate Base)(5) $ 1,782 $ 7,455 13 Sources: Docket # 08-12002 Gross plant in service less Expected Change in Circumstances (ECIC) less Harry Allen CWIP, (both added to rate base in 2009 NVE-S GRC) plus 2010 non Harry Allen CapX Harry Allen total approved costs $682 (excluding AFUDC) NVE-S Balance Sheet Docket #'s 10-06001 and 10-06002

2009 Legislative Changes Portfolio Standard 20% remains in effect from 2015 to 2019 From 20% to 22% in 2020 From 20% to 25% in 2025 One quarter can be met with energy efficiency & conservation Solar requirements from 5% to 6% of the total portfolio standard beginning in 2016. General Rate Cases Filed every three years NVE-N - 2010 NVE-S - 2011 Filed first Monday in June Rates effective January 1 Energy Efficiency & Conservation Costs and Lost Sales Recovery Allows the company to collect revenues that are reduced as a result of our energy efficiency programs plus more timely collection of program costs 14

NV Energy's Financial and Risk Profile Population growth rates have declined but the long-term forecast remains positive NVE has not seen losses in industrial customers Hotels & casinos in the South and Mining in North Fuel & purchase power cost recovery rate reset quarterly Owned-generation offers greater flexibility to deliver least-cost options to customers Goal: O&M expense growth not to exceed load growth Capital expenditures reduced NVE has limited external financing needs through 2012 Key bank credit facilities refinancing completed in April 2010 In the wake of the economic downturn, NVE has actively responded to mitigate risk 15

2012 Earnings Drivers Significant investments as part of the Three-Part Strategy are expected to be included in rate base and earning a return for full-year 2012 Customer growth has leveled out NVE working to mitigate regulatory lag Major projects that are deemed "Critical" receive special treatment to mitigate the impacts of regulatory lag Hybrid test year Collect revenues that are reduced as a result of our energy efficiency programs 16 These Efforts Will Drive More Stable Earnings in 2012 and Beyond

The Three-Part Energy Strategy supports long-term Shareholder value Strong operating performance and improved profit margins Increased financial flexibility Remain focused on strong working relationships with regulators and legislators Conclusion 17

Appendices 18

NVE Regulatory Calendar 2010 June 1, 2010 - NVE-N General Rate Case for the Electric and Gas businesses; hearings September - November; final order in December with rates effective January 1, 2011 July 1, 2010 - NVE-N Triennial Integrated Resource Plan filing, hearings November - December, order expected by year-end 2010 October 15, 2010 - Lost Revenue and Energy Efficiency Cost Recovery filing to set rates, rates effective April 1, 2011 2011 March 1, 2011 - DEAA filings, rates effective October 1, 2011 June 1, 2011 - NVE-S General Rate Case. Rates effective January 1, 2012 19

NV Energy North 2010 General Rate Case Filing Electric Nevada Electric Rate Base $1.6 billion Electric Revenue Requirement increase of $29.3 million Capital structure: 44% Equity / 56% Debt ROE: 10.75% ROR: 8.35% Gas Gas Rate Base $186 million Gas Revenue Requirement increase of $4.3 million ROE: 10.75% ROR: 5.51% Hearings September - November 2010 Rates effective January 1, 2011 20

NV Energy South Regulatory Update 2010 Integrated Resource Plan Filing: Order approved in August 2010 Obtained approval for: ON-Line - NVE's 25% ownership position (1) - Deemed "critical facility" and will receive special rate treatment to mitigate regulatory lag NV Energize Demand Side Management programs Various Renewable energy contracts 2010 DEAA Stipulation on GRC Offset 2009 over collection will offset regulatory asset of deferred general rates from NVE-S's 2009 GRC 21 (1) NVE-S's 95% portion only

NV Energy South Regulatory Update 2008 General Rate Case Filing: Rate Base of $4.6 billion Revenue Requirement increase $222.7 million (9.3% rate increase) Capital structure: 44% Equity / 56% Debt ROE: 10.5% ROR: 8.53% Rates effective July 1, 2009 Next effective scheduled change in general rates January 1, 2012 22

Rate Case Filings Calendar Rate Case Filings Calendar 23

Nevada's Regulatory Construct Rate Base General Rate Case (GRC) provides a forward looking 210 days for known and measurable costs or historic test year with certification NV Energy North filled a General Rate Case on June 1, 2010; NV Energy South will file it's next rate case no later than the first Monday in June 2011 Rates effective January 1 of the following year 10.5% return on common equity approved at NV Energy South entity and 10.6% at NV Energy North Integrated Resource Plans Filed every three years and approves capital projects in advance of construction "Critical Facility" designation provides incentives for investments in generation, transmission, energy efficiency and renewables. Incentives are: up to 5% ROE adder, CWIP in rate base, and/or special accounting treatment 24 Energy Cost Adjustment Quarterly Base Tariff Energy Rate (BTER) update - based on the three prior months costs; effective Jan, April, July, and Oct Energy Cost True-Up Filed Annually to adjust any over/under collection of fuel and Purchased Power Costs Energy Efficiency Rate Adjustment Collect revenues that are reduced as a result of our energy efficiency programs and recover program costs

Portfolio Standard One quarter of the total standard can be obtained through energy efficiency and conservation efforts. The amount of electricity that must be generated or acquired from solar energy renewable systems increases from 5% to 6% of the Portfolio Standard beginning in 2016. 25 Current Standard 2009-2010 12.0% 2011-2012 15.0% 2013-2014 18.0% 2015-2019 20.0% 2020-2024 22.0% 2025 and after 25.0%

New Renewable Contracts Signed in 2009 26

Credit Ratings Continue to Improve S&P reaffirmed ratings in May 2009 on stable outlook Fitch upgraded ratings on May 13, 2010 on stable outlook Moody's upgraded NPC and SPPC's issuer ratings on September 9, 2010 on stable outlook 27 Moody's Standard & Poor's Fitch Senior unsecured debt Ba2 BB BB Outlook Stable Stable Stable Senior secured debt Baa3 BBB BBB Senior unsecured debt BB+ BB+ Outlook Stable Stable Stable Senior secured debt Baa3 BBB BBB Outlook Stable Stable Stable NV Energy, Inc. Nevada Power Company Sierra Pacific Power Company